UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908                 20-1195343
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(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)           Identification No.)

450 Park Avenue, 10th Floor, New York, New York                 10022
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    (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On August 4, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Rand Logistics, Inc. (the "Registrant") approved and adopted a Warrant Compensation Program (the "Program") providing for awards to senior management of the Registrant and its subsidiaries, and to non-executive directors of the Registrant, of warrants to purchase common stock of the Registrant (the "Warrants") that are substantially identical to those warrants included in the units issued in the Registrant's initial public offering. The Warrants will be immediately exercisable at an exercise price of $5.00 and expire on October 26, 2008. The Warrants will not be subject to any forfeiture restrictions and will be freely transferable.

      Other than with respect to awards to non-executive board members and the Inducement Warrants included in Edward Levy's award (described below), the terms of the awards will require that, if the recipient's employment is terminated (other than as a result of death or permanent disability or termination without cause):

            (a) prior to August 31, 2006, then the recipient will be required to pay to the Registrant an amount equal to 75% of the greater of (i) the value of the Warrants issued to the recipient on the date of grant, (ii) the value of the Warrants on the date of termination of employment, and (iii) the value of the Warrants on the date they are sold or exercised, if sold or exercised prior to termination of employment (the greater of (i), (ii) or (iii) being the "Payment Amount"),

            (b) on and after August 31, 2006 and prior to November 30, 2006, then the recipient will be obligated to pay to the Registrant an amount equal to 50% of the Payment Amount, and

            (c) on and after November 30, 2006 and prior to February 28, 2007, then the recipient will be obligated to pay to the Registrant an amount equal to 25% of the Payment Amount.

In all cases, a recipient's Payment Amount obligation may be satisfied by delivery of securities of the Registrant with a market value equal to the Payment Amount obligation.

      Pursuant to the Program, in lieu of cash compensation that would otherwise be paid to such individuals, the Compensation Committee awarded Laurence Levy, the Registrant's Chief Executive Officer, 303,030 Warrants; Edward Levy, the Registrant's President, 353,535 Warrants; and Jonathan Brodie, H. Cabot Lodge III and Isaac Kier, all non-executive directors of the Registrant, were each awarded 25,253 Warrants.

      Of the 353,535 Warrants Edward Levy was awarded, 151,515 (the "Inducement Warrants") were awarded as an inducement to accept the position of President of the Registrant, and the issuance of additional warrants is in lieu of cash compensation for the first year of Mr. Levy's employment. The terms of Mr. Levy's award with respect to the Inducement Warrants will require that, if his employment is terminated (other than as a result of death or permanent disability or termination without cause):

            (a) prior to September 30, 2006, then Mr. Levy will be required to pay to the Registrant an amount equal to 90% of the Payment Amount,

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            (b)   on and after September 30, 2006 and prior to December 31,
                  2006, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 80% of the Payment Amount,

            (c) on and after December 31, 2006 and prior to March 30, 2007, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 70% of the Payment Amount,

            (d) on and after March 30, 2007 and prior to June 30, 2007, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 60% of the Payment Amount,

            (e) on and after June 30, 2007 and prior to September 30, 2007, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 50% of the Payment Amount,

            (f) on and after September 30, 2007 and prior to December 31, 2007, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 40% of the Payment Amount,

            (g) on and after December 31, 2007 and prior to March 30, 2008, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 30% of the Payment Amount,

            (h) on and after March 30, 2008 and prior to June 30, 2008, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 20% of the Payment Amount, and

            (i) on and after June 30, 2008 and prior to September 30, 2008, then Mr. Levy will be obligated to pay to the Registrant an amount equal to 10% of the Payment Amount.

      In addition to their salaried compensation, Scott Bravener, President of Lower Lakes Towing Ltd. and Lower Lakes Transportation Company, both indirectly wholly-owned subsidiaries of the Registrant, was awarded by Lower Lakes Towing Ltd. 75,758 Warrants; and Joseph W. McHugh Jr., the Registrant's Chief Financial Officer, was awarded 30,303 Warrants.

      The Warrants included in the foregoing awards will be issued to the recipients after the filing of a Registration Statement on Form S-8, which the Registrant intends to file as soon as practicable.

ITEM 3.03. MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS

      On August 8, 2006, the Registrant filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Designations for its Series A Convertible Preferred Stock. The Amended and Restated Certificate of Designations excludes from the definition of "Additional Shares" included therein (i) the 2,402,957 shares of the Registrant's common stock issued on August 1, 2006 pursuant to the Stock Purchase Agreement effective as of such date and described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2006 and (ii) common stock issuable upon exercise of up to 1,000,000 warrants which, in the aggregate, may be issued to senior management of the Registrant and its subsidiaries, and to non-executive directors of the Registrant in lieu of cash compensation which would otherwise be paid to such individuals. A copy of the Amended and Restated Certificate of Designations is attached as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.1 Amended and Restated Certificate of Designations of the Registrant, dated August 8, 2006.

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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RAND LOGISTICS, INC.


Date: August 10, 2006                          By: /s/ Laurence S. Levy
                                                   -----------------------------
                                               Name: Laurence S. Levy
                                               Title: Chairman of the Board and
                                                      Chief Executive Officer